Exhibit 10.2

FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS

THIS FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of September 21, 2004 (this “Amendment”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), MGV ENERGY INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the lenders that is a signatory to, or which becomes a signatory to, the U.S. Credit Agreement (together with its successors and assigns, the “U.S. Lenders”), each of the lenders that is a signatory to, or which becomes a signatory to, the Canadian Credit Agreement (together with its successors and assigns, the “Canadian Lenders”, and together with the U.S. Lenders, the “Combined Lenders”), BANK ONE, NA, as Global Administrative Agent (in such capacity, together with its successors in such capacity, the “Global Administrative Agent”), BANK ONE, NA, CANADA BRANCH, as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”), BNP PARIBAS and BANK OF AMERICA, N.A., as Co-Global Syndication Agents, and FORTIS CAPITAL CORP. and THE BANK OF NOVA SCOTIA, as Co-Global Documentation Agents.

W I T N E S S E T H :

1. The U.S. Borrower, the Global Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the U.S. Lenders are parties to that certain Credit Agreement dated as of July 28, 2004 (the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to and extensions of credit on behalf of the U.S. Borrower.

2. The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the Co-Global Syndication Agents, the Co-Global Documentation Agents, and the Canadian Lenders are parties to that certain Credit Agreement dated as of July 28, 2004 (the “Canadian Credit Agreement”, and together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to and extensions of credit on behalf of the Canadian Borrower.

3. The parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

I. Amendments to U.S. Credit Agreement.

A. Section 2.7 of the U.S. Credit Agreement hereby is amended by inserting the following Subsection 2.7(h) after Subsection 2.7(g):

“(h) Issuance of Other Subordinated Debt. In the event of the issuance of any Subordinated Debt permitted pursuant to Section 7.1(o), the Global Administrative Agent and the Required Lenders shall have the option to reduce each of the Global Borrowing Base and the U.S. Borrowing Base once in connection with such issuance pursuant to and in accordance with the procedures of this Section 2.7(h) and in accordance with the provisions of Section 2.7(f). In connection with any such reduction, the Global Administrative Agent shall promptly provide written notice to the Borrower and the Combined Lenders of its recommended reduction, if any, of the Global Borrowing Base and the U.S. Borrowing Base. Upon the approval of the Required Lenders of such recommended reduction, or upon the agreement of the Required Lenders of other reductions to the Global Borrowing Base and U.S. Borrowing Base in accordance with the standards of Section 2.7(b), and the delivery of written notice thereof to the Borrower, the Global Borrowing Base and U.S. Borrowing Base shall be reduced as of the date such notice is delivered or such later date as specified in such notice. Notwithstanding anything to the contrary in the Combined Loan Documents, (i) the language of the proviso of Section 2.10(b)(1) of this Agreement shall not apply to any Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency resulting from the application of this Section 2.7(h) and (ii) the application of this Section 2.7(h) shall never result in an increase in the Global Borrowing Base or the U.S. Borrowing Base.”

B. Section 7.1 of the U.S. Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) to read as follows:

“ (b) (i) Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt permitted pursuant to this Subsection 7.1(b) (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$70,000,000 and shall be in compliance with the requirements of Section 7.14; and provided, further, that all Subordinated Debt (inclusive of the Existing Subordinated Debt and the Subordinated Debt permitted pursuant to Subsection 7.1(o)) does not exceed an aggregate principal amount of U.S.$220,000,000;”;

(ii) deleting the reference to “and” at the end of Subsection 7.1(m), (iii) inserting the word “and” at the end of Subsection 7.1(n); (iv) inserting the following Subsection 7.1(o) after Subsection 7.1(n):

“ (o) other Subordinated Debt of the Borrower, which Subordinated Debt may be convertible into capital stock of the Borrower, and Guarantees by Subsidiaries of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$150,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined Obligations of the Borrower or the relevant Subsidiary, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of eight percent (8%); (vi) contains covenants not materially more onerous to

Borrower and its Subsidiaries than those contained in the Combined Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders;”

; and (v) revising the proviso after the current Subsection 7.1(n) to read as follows:

“provided, that, the Borrower may not incur any new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinated Debt and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14) described in clauses (b), (g), (j), (k) and (o) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

C. Section 7.14 of the U.S. Credit Agreement hereby is amended by revising Subsection 7.14(c) to read as follows:

“(c) permit (X) the outstanding principal balance of all Subordinated Debt permitted pursuant to Subsection 7.1(b) (including, for sake of clarity, the Existing Subordinated Debt) to exceed U.S.$70,000,000 at any time and (Y) the outstanding principal balance of all Subordinated Debt (including, for sake of clarity, the Existing Subordinated Debt and the Subordinated Debt permitted pursuant to Subsection 7.1(o)) to exceed U.S.$220,000,000 at any time;”.

II. Amendments to Canadian Credit Agreement.

A. Section 2.7 of the Canadian Credit Agreement hereby is amended by inserting the following Subsection 2.7(h) after Subsection 2.7(g):

“ (h) Issuance of Other Subordinated Debt. In the event of the issuance of any Subordinated Debt permitted pursuant to Section 7.1(o), the Global Administrative Agent and the Required Lenders shall have the option to reduce the Global Borrowing Base once in connection with such issuance pursuant to and in accordance with the procedures of this Section 2.7(h) and in accordance with the provisions of Section 2.7(f). In connection with any such reduction, the Global Administrative Agent shall promptly provide written notice to the Borrower and the Combined Lenders of its recommended reduction, if any, of the Global Borrowing Base. Upon the approval of the Required Lenders of such recommended reduction, or upon the agreement of the Required Lenders of other reductions to the Global Borrowing Base in accordance with the standards of Section 2.7(b), and the delivery of written notice thereof to the Borrower, the Global Borrowing Base shall be reduced as of the date such notice is delivered or such later date as specified in such notice. Notwithstanding anything to the contrary in the Combined Loan Documents, (i) the language of the proviso of Section 2.10(b)(1) of this Agreement shall not apply to any Global Borrowing Base Deficiency resulting from the application of this Section 2.7(h) and (ii) the application of this Section 2.7(h) shall never result in an increase in the Global Borrowing Base.”

B. Section 7.1 of the Canadian Credit Agreement hereby is amended by (i) revising the current Subsection 7.1(b) to read as follows:

“ (b) (i) Subordinated Debt (including, without limitation, the Existing Subordinated Debt), and (ii) Guarantees by any Subsidiary of the Subordinated Debt (including the Existing Subordinate Debt); provided, however, that all such Subordinated Debt permitted pursuant to this Subsection 7.1(b) (inclusive of the Existing Subordinated Debt) does not exceed an aggregate principal amount of U.S.$70,000,000 and shall be in compliance with the requirements of Section 7.14 of the U.S. Credit Agreement; and provided, further, that all Subordinated Debt (inclusive of the Existing Subordinated Debt and the Subordinated Debt permitted pursuant to Subsection 7.1(o)) does not exceed an aggregate principal amount of U.S.$220,000,000;”;

(ii) deleting the reference to “and” at the end of Subsection 7.1(m), (ii) inserting the word “and” at the end of Subsection 7.1(n); (iii) inserting the following Subsection 7.1(o) after Subsection 7.1(n):

“ (o) other Subordinated Debt of the Borrower, which Subordinated Debt may be convertible into capital stock of the Borrower, and Guarantees by Subsidiaries of such Subordinated Debt; provided, however, that all such Subordinated Debt (i) does not exceed an aggregate principal amount of U.S.$150,000,000, (ii) is subordinated in right of security and payment to the payment in full in cash and cash equivalents of all Combined Obligations of the Borrower or the relevant Subsidiary, as the case may be, on terms and conditions satisfactory to the Global Administrative Agent and the Required Lenders, (iii) has a maturity date at least six (6) months after the Maturity Date, (iv) is not permitted to be prepaid (other than the conversion of such Subordinated Debt to capital stock of the Borrower) without the written consent of the Global Administrative Agent and the Required Lenders, (v) has a coupon not in excess of eight percent (8%); (vi) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Combined Loan Documents and (vii) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are satisfactory to the Global Administrative Agent and the Required Lenders;”

; and (iv) revising the proviso after the current Subsection 7.1(n) to read as follows:

“provided, that, the Borrower may not incur any new Indebtedness (other than (i) the renewal, extension, refinancing or replacement of the Existing Subordinated Debt and (ii) Guarantees by any Subsidiaries thereof to the extent the same is incurred in accordance with Section 7.14 of the U.S. Credit Agreement) described in clauses (b), (g), (j), (k) and (o) above at any time that a Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency has occurred and is continuing.”

III. Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

IV. Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:

(i) The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date).

(ii) Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.

(iii) The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Loan Party is a party to this Agreement and such Loan Documents) (a) are within such Loan Party’s corporate, partnership or limited liability company powers, (b) when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.

(iv) This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each

Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).

(v) Neither a Default nor an Event of Default has occurred or will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.

(vi) No event or events have occurred since December 31, 2003 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

V. Defined Terms. Except as amended hereby, terms used herein when defined in the U.S. Credit Agreement shall have the same meanings herein unless the context otherwise requires.

VI. Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.

VII. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.

VIII. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

IX. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

X. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

XI. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).

XII. No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent, and the other “agents” under the Combined Credit Agreements have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

CANADIAN BORROWER

MGV ENERGY INC.

By:	/s/ MarLu Hiller
Name:	MarLu Hiller
Title:	Treasurer

AGENTS AND COMBINED LENDERS

BANK ONE, NA, as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler
Name:	J. Scott Fowler
Title:	Director, Capital Markets

BNP PARIBAS, as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Vice President

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

BANK OF AMERICA, N.A., as a Co-Global Syndication Agent and as a U.S. Lender

By:	/s/ Richard L. Stein
Name:	Richard L. Stein
Title:	Principal

FORTIS CAPITAL CORP., as the Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Christopher S. Parada
Name:	Christopher S. Parada
Title:	Vice President

By:	/s/ Darrell W. Holley
Name:	Darrell W. Holley
Title:	Managing Director

THE BANK OF NOVA SCOTIA, as a Co-Global Documentation Agent and as a U.S. Lender

By:	/s/ Nadine Bell
Name:	Nadine Bell
Title:	Senior Manager

COMERICA BANK, as a U.S. Lender

By:	/s/ Michele L. Jones
Name:	Michele L. Jones
Title:	Senior Vice President - Texas Division

THE ROYAL BANK OF SCOTLAND PLC, as a U.S. Lender

By:	/s/ Chris H. Clarke
Name:	Chris H. Clarke
Title:	Senior Vice President

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Olivier Audemard
Name:	Olivier Audemard
Title:	Managing Director

By:	/s/ Pierre Debray
Name:	Pierre Debray
Title:	Managing Director

CIBC INC., as a U.S. Lender

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Director
CIBC World Markets Corp., as Agent

COMPASS BANK, as a U.S. Lender

By:	/s/ John M. Falbo
Name:	John M. Falbo
Title:	Senior Vice President

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa A. Bauman
Name:	Melissa A. Bauman
Title:	Senior Vice President

TORONTO DOMINION (TEXAS), INC., as a U.S. Lender

By:	/s/ Neva Nesbitt
Name:	Neva Nesbitt
Title:	Vice President

HARRIS NESBITT FINANCING, INC., as a U.S. Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Vice President

SOCIETE GENERALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Vice President

BANK ONE, NA, CANADA BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Director

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Vice President

By:	/s/ Michael Gosselin
Name:	Michael Gosselin
Title:	Managing Director

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales De Andrade
Name:	Medina Sales De Andrade
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Brian Williamson
Name:	Brian Williamson
Title:	Director

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert C. Rosen
Name:	Robert C. Rosen
Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE,
as a Canadian Lender

By:	/s/ John P. Burke
Name:	John P. Burke
Title:	Executive Director
CIBC World Markets Corp., as Agent

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi Brito
Name:	Debbi Brito
Title:	Corporate Credit and Administration
Assistant Manager

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Vice President

SOCIETE GENERALE (CANADA), as a Canadian Lender

By:	/s/ Francois La Liberte’
Name:	Francois La Liberte’
Title:	Managing Director

By:	/s/ C. Hansen
Name:	C. Hansen
Title:	Director

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